                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                         Sigmatron International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                         SIGMATRON INTERNATIONAL, INC.
                              2201 LANDMEIER ROAD
                          ELK GROVE VILLAGE, IL 60007

                                                                 August 16, 2002

Notice of Annual Stockholders Meeting:

     You are hereby notified that the 2002 Annual Meeting of Stockholders of SigmaTron International, Inc. (the "Company") will be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 20, 2002, for the following purposes:

        1. To elect three Class III directors to hold office until the 2005 Annual Meeting.

        2. To consider a proposal to ratify the selection of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending April 30, 2003.

        3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 29, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

     You are urged to attend the Meeting in person. Whether or not you expect to be present in person at the Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

                                          By Order of the Board of Directors

                                          LINDA K. BLAKE
                                          Secretary

                         SIGMATRON INTERNATIONAL, INC.
                              2201 LANDMEIER ROAD
                          ELK GROVE VILLAGE, IL 60007

                      2002 ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2002 Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois, at 10:00 a.m. local time, on Friday, September 20, 2002, for the purposes set forth in the accompanying Notice of Meeting. The Proxy Statement, the form of proxy included herewith and the Company's Annual Report to Stockholders for the fiscal year ended April 30, 2002 are being mailed to stockholders on or about August 16, 2002.

     Stockholders of record at the close of business on July 29, 2002 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 2,881,227 shares of Common Stock, par value $.01 per share (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

     Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made, such proxies will be voted FOR the election of all nominees named under the caption "Election of Directors" as set forth therein as directors of the Company, and FOR the ratification of the selection of Grant Thornton LLP as the Company's Independent Auditors. The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

     As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

     The information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of July 29, 2002.

                             HOLDINGS OF DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of July 29, 2002 by (i) each director of the Company, (ii) each executive officer of the Company, (iii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, and (iv) all directors and executive officers as a group.

                              BENEFICIAL OWNERSHIP

                                                                NUMBER OF
NAME                                                            SHARES(1)    PERCENT
----                                                            ---------    -------
Cyrus Tang Revocable Trust (2)..............................      488,413     17.0%
  3773 Howard Hughes Pkwy., Ste. 350N
  Las Vegas, NV 89109
Tang Foundation for the Research of Traditional Chinese
  Medicine (2)..............................................      242,000      8.4%
  3773 Howard Hughes Pkwy., Ste. 350N
  Las Vegas, NV 89109
Tang Family Foundation (2)..................................      179,413      6.2%
  3773 Howard Hughes Pkwy., Ste. 350N
  Las Vegas, NV 89109
Fidelity Low-Price Stock Fund (7)...........................      254,800      8.8%
  82 Devonshire St. Boston, MA 02109
Gary R. Fairhead (3)........................................      312,862     10.2%
  2201 Landmeier Road Elk Grove Village, IL 60007
Gregory A. Fairhead (3).....................................      181,207      5.9%
John P. Sheehan (3).........................................      133,409      4.4%
Linda K. Blake (3)..........................................      120,217      4.0%
Nunzio A. Truppa (3)........................................       15,200        *
Dilip S. Vyas (4)(5)(8).....................................       48,000      1.6%
John P. Chen (4)(5)(8)......................................       48,200      1.6%
Thomas W. Rieck (5)(8)(10)..................................       37,500      1.3%
Franklin D. Sove (5)(6)(8)..................................       38,500      1.3%
Steven A. Rothstein (5)(8)..................................       37,600      1.3%
Carl A. Zemenick (8)........................................       15,000        *
William L. McClelland (8)...................................       15,000        *
All directors and executive officers as a group (9).........    1,002,695     26.8%

-------------------------
 * Less than 1 percent.
 (1) Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of Common Stock reflected in this table. As of July 29, 2002, 2,881,227 shares were outstanding, not including certain options held by various directors and officers as noted in subsequent footnotes.

 (2) The sole beneficiary and trustee of Cyrus Tang Revocable Trust dated March 17, 1997 (the "Trust") is Cyrus Tang. Tang Foundation for the Research of Traditional Chinese Medicine and Tang Family Foundation are not-for-profit foundations. Each of these entities, as well as the Trust, whose combined ownership represents in excess of 31% of the outstanding Common Stock, is controlled by Cyrus Tang.

 (3) The number of shares includes 184,450, 169,550, 128,967, 119,067 and 13,700 shares issuable upon the exercise of stock options granted to Gary R. Fairhead, Gregory A. Fairhead, John P. Sheehan, Linda K. Blake and Nunzio
     A. Truppa, respectively. Said options are deemed exercised solely for purposes of showing total shares owned by such employees.

 (4) Includes 3,500 shares issuable upon the exercise of director stock options granted in September 1994, 3,500 shares granted in September 1995 and 3,500 granted in September 1996. Said options are deemed exercised solely for purposes of showing total shares owned by such non-employee directors.

 (5) Includes 5,000 shares issuable upon the exercise of director stock options granted in September 1997, 5,000 shares granted in September 1998 and 5,000 shares granted in September 1999. Said options are deemed exercised solely for purposes of showing total shares owned by such non-employee directors.

 (6) Franklin D. Sove is Vice President of Tang Industries, Inc.

 (7) Number of shares owned by Fidelity Low-Price Stock Fund as filed on Form 13G on February 14, 2002.

 (8) Includes 7,500 shares issuable upon the exercise of director stock options granted in September 2000, 7,500 granted in December 2001 and 7,500 shares to be granted at the next Meeting. Said options are deemed exercised solely for purposes of showing total shares owned by such non-employee directors.

 (9) For purposes of calculating the total number of shares for all directors and executive officers as a group 148,461 of shares and 854,234 of options are deemed exercised.

(10) In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is also one of three trustees of Rieck and Crotty, P.C.'s profit sharing plan, which owns 10,000 shares of the Company's Common Stock. Mr. Rieck abstains from all voting and investment decisions with respects to such shares.

                            I. ELECTION OF DIRECTORS

     Pursuant to the Company's Certificate of Incorporation, the Board of Directors is divided into three classes of directors serving three-year terms. The terms of Class I directors (Messrs. Rieck, Rothstein and McClelland) expire in 2003; the terms of Class II directors (Messrs. Chen and Zemenick) expire in 2004; and the terms of Class III directors (Messrs. Fairhead, Sove and Vyas) expire in 2002. All directors of each class will hold their positions until the annual meeting of stockholders at which time the terms of the directors in such class expire, or until their respective successors are elected and qualify.

          NOMINEES FOR ELECTION AS CLASS III DIRECTORS AT THE MEETING

     Three Class III directors are to be elected by a plurality of the stockholder votes cast at the Meeting, to serve until the 2005 Annual Meeting of Stockholders or until their successors shall be elected and shall qualify. The following persons have been nominated:

     The directors of the Company are as follows:

                                                                                                  DIRECTOR OF
                                                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS      COMPANY
NAME                                     AGE            AND OTHER PUBLIC DIRECTORSHIPS               SINCE
----                                     ---    ----------------------------------------------    -----------
                                                President and Chief Executive Officer. Gary R.
                                                Fairhead has been President of the Company
                                                since January 1990. Gary R. Fairhead and
                                                Gregory A. Fairhead, the Executive Vice
                                                President and Assistant Secretary of the
                                                Company are brothers.
Gary R. Fairhead.....................    50                                                         1994
  Class II

                                                Mr. Sove has been Vice President of Tang
                                                Industries, Inc. since 1996. Mr. Sove was CEO
                                                of National Material L.P. from September 1996
                                                and Executive Vice President of Tang
                                                Industries, Inc. from May 1989.
Franklin D. Sove.....................    68                                                         1994
  Class III

                                                                                                  DIRECTOR OF
                                                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS      COMPANY
NAME                                     AGE            AND OTHER PUBLIC DIRECTORSHIPS               SINCE
----                                     ---    ----------------------------------------------    -----------
                                                Mr. Vyas was Director and Vice
                                                President -- Business Development of Circuit
                                                Systems Inc. (CSI) from 1987 to August 1998
                                                and from October 2000 to May 2001. CSI filed a
                                                petition for relief under Chapter 11 of the
                                                Bankruptcy Code in September 2000. Mr. Vyas
                                                was self employed from August 1998 to October
                                                2000 and since May 2001.
Dilip S. Vyas........................    54                                                         1994
  Class III

     The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. THE ENCLOSED PROXY CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THREE, THE NUMBER OF NOMINEES NAMED IN THIS PROXY STATEMENT.

                                                                                                DIRECTOR
                                         DIRECTORS WHOSE TERMS EXTEND BEYOND THE MEETING           OF
                                       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND        COMPANY
NAME                          AGE                  OTHER PUBLIC DIRECTORSHIPS                     SINCE
----                          ---      --------------------------------------------------       --------
Thomas W. Rieck.............  57    Attorney and President of Rieck and Crotty, P.C. Mr.
  Class I                           Rieck was an executive officer of CSI. CSI filed a          1994
                                    petition for relief under Chapter 11 of the Bankruptcy
                                    Code in September 2000.

Steven A. Rothstein.           51   A consultant in the securities industry since June 2002. Chairman
Class I                             of the Board of National Securities Corporation, a securities         1994
                                    brokerage firm, since 1995. From 1997 to December 2001,
                                    Chairman and President of Olympic Cascade Financial
                                    Corporation, the parent holding company of National Securities
                                    Corporation and WestAmerica Investment Group, a securities brokerage firm. Director of Vita Food Products, Inc. and Gateway
                                    Data Sciences.
William L. McClelland.......  73    Partner Tower Extrusion LTD since 1977.
  Class II                                                                                              2001

John P. Chen................  48    Chief Financial Officer of National Material L.P. since 1994.
  Class II                                                                                              1994

Carl A. Zemenick............  57    President and CEO of GF Office Furniture, Ltd. LP since June
  Class II                          1990.                                                               2001

DIRECTOR COMMITTEES; BOARD MEETINGS

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee is composed of at least two independent directors who together constitute a majority of each committee.

     The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public accountants of the Company, discuss and review the scope and the fees of the prospective annual audit and review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company and review management's procedures and policies relative to the adequacy of the Company's internal accounting controls. The Audit Committee is comprised of three directors, Messrs. Sove, Rieck, Chen all of whom are independent.

     The functions of the Compensation Committee are to review and approve annual salaries and bonuses for all executive officers and review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and administer the Company's 1993, 1994, 1997 and 2000 Stock Option Plans. Messrs. Rieck, Chen and Vyas are members of the Compensation Committee. Mr. Vyas replaced Mr. Rothstein on July 10, 2002.

     The functions of the Nominating Committee are to review and recommend to the Board of Directors a slate of nominees for each election of members to the Board of Directors, to review and recommend changes to the number, classification, and term of directors and to receive and review nominations by Stockholders with regard to the nomination process. The Nominating Committee will accept nominees recommended by stockholders. However, the Company's bylaws establish an advance notice procedure for such nominations. Generally, such notice must be received by the Secretary of the Company not less than 60 and no more than 90 days prior to a regularly scheduled annual meeting of stockholders, or within 10 days after receipt of notice of an annual meeting of stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date. Messrs. Rieck and Sove are members of the Nominating Committee.

     The Board of Directors held eight meetings during the fiscal year ended April 30, 2002. The Compensation Committee held four meetings and the Audit Committee held one meeting during fiscal 2002. The Nominating Committee held one meeting during fiscal 2002. All directors attended at least 75% of the aggregate of the board meetings and committees of which they were members.

COMPENSATION OF DIRECTORS

     Non-employee directors are entitled to be paid $1,000 per month. Directors that serve on the Audit or the Compensation Committee are paid an additional $125 per month for each committee upon which they serve. In March 2001 the Board of Directors agreed to defer payment of all non-employee directors fees until otherwise determined by the Board of Directors. In October 2001, the Board of Directors agreed to pay all directors fees, which were previously deferred. In addition, under the 1997 Directors' Stock Option Plan each non-employee director received a grant of options for 5,000 shares at each of the 1997, 1998 and 1999 annual stockholders' meetings. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the Common Stock on the respective grant dates. In addition, under the 2000 Directors' Stock Option Plan, non-employee directors received a grant of options to acquire 7,500 shares of Common Stock at the September 2000, and December 2001 annual shareholders meetings and are entitled to receive options to acquire 7,500 shares of Common Stock at the Meeting in 2002, Such options are exercisable for ten years from the respective date of grant at a price based on the price of the Common Stock on the respective grant dates.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2002, 2001 and 2000 to the Company's Chief Executive Officer and each executive officer of the Company whose total annual salary and bonus for such year exceeded $100,000:

                                                     ANNUAL COMPENSATION       LONG-TERM
                                                     --------------------    COMPENSATIONS     ALL OTHER
                                                     SALARY       BONUS         AWARDS        COMPENSATION
NAME AND PRINCIPAL POSITION                            ($)         ($)        OPTIONS(#)          (5)
---------------------------                          ------       -----      -------------    ------------
Gary R. Fairhead.........................    2002    166,660    83,000(1)       82,950            300
  President and Chief Executive Officer      2001    164,868         0(2)            0            300
                                             2000    155,232    15,000(3)       66,800            300

Gregory A. Fairhead......................    2002    151,296    73,500(1)       87,450            300
  Executive Vice President and General       2001    149,649     7,500(2)            0            300
  Manager-Mexican Operations and             2000    140,902    15,000(3)       60,400            300
  Assistant Secretary

John P. Sheehan..........................    2002    111,452    62,000(1)       79,700            300
  Vice President-Director of Materials
     and                                     2001    110,238         0(2)            0            300
  Assistant Secretary                        2000    103,791    15,000(3)       50,400            300

Linda K. Blake...........................    2002    100,221    62,000(1)       36,200            300
  Chief Financial Officer, Vice
     President-                              2001     98,469         0(2)            0            300
  Finance, Treasurer and Secretary           2000     89,941    15,000(3)       47,000            300

Nunzio A. Truppa (4).....................    2002    160,836    32,500(1)            0            300
  Vice President-Las Vegas Operations        2001    128,804     2,500(2)            0            300
                                             2000    120,015    15,000(3)       13,700            300

-------------------------
(1) Represents bonus earned in fiscal 2002 and paid in fiscal 2002 and 2003.

(2) Represents bonus earned in fiscal 2001 and paid in fiscal 2002.

(3) Represents bonus earned in fiscal 2000 and paid in fiscal 2001.

(4) Nunzio A. Truppa retired from the Company on April 26, 2002.

(5) Represents the matching to the Company's 401(k) plan contribution which the Company made on behalf of each named officer.

                 OPTION GRANT AND EXERCISES IN LAST FISCAL YEAR

     The following tables provide certain specified information concerning options granted to, exercised by and held at April 30, 2002 under the 1993 and 2000 stock option plans by each named executive officer of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                                                                            POTENTIAL
                                                                                                       REALIZABLE VALUE AT
                                                                                                       ASSUMED ANNUAL RATE
                                                                                                          OF STOCK PRICE
                                                                                                         APPRECIATION FOR
                         NUMBER OF SHARES      % OF TOTAL OPTIONS      EXERCISE OR BASE                    OPTION TERM
                        UNDERLYING OPTIONS         GRANTED TO               PRICE         EXPIRATION   --------------------
         NAME             GRANTED (#)(1)     EMPLOYEES IN FISCAL YR.    ($ PER SHARE)        DATE      5% ($)       10% ($)
         ----           ------------------   -----------------------   ----------------   ----------   ------       -------
Gary R. Fairhead......        82,950                  24.3                   2.20          02/14/12    114,802      290,822
Gregory A. Fairhead...        87,450                  25.6                   2.20          02/14/12    121,030      306,600
John P. Sheehan.......        79,700                  23.3                   2.20          02/14/12    110,305      279,428
Linda K. Blake........        36,200                  10.6                   2.20          02/14/12     50,100      126,917

---------------
(1) These options are service-based options. A portion of these options vest over a five-year period which began in February 1995 and the remaining options vest over three and five-year periods.

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information with respect to each named executive officer of the Company concerning the exercise of options during the fiscal year ended April 30, 2002, as well as any unexercised options held as of the end of such fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                      NUMBER OF SHARES          VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                 SHARES                           OPTIONS AT FY-END (#)(1)        AT FY-END ($)(1)
                              ACQUIRED ON          VALUE                EXERCISABLE/                EXERCISABLE/
           NAME               EXERCISE (#)      REALIZED ($)           UNEXERCISABLE               UNEXERCISABLE
           ----               ------------      ------------      ------------------------      --------------------
Gary R. Fairhead..........         --                --                184,450/55,300              33,456/66,912
Gregory A. Fairhead.......         --                --                169,550/58,550              35,272/70,543
John P. Sheehan...........         --                --                128,967/53,133              32,145/64,290
Linda K. Blake............         --                --                119,067/24,133              14,601/29,201
Nunzio A. Truppa..........         --                --                13,700/13,700                    0/0

---------------
(1) These options are service-based options. A portion of these options vest over a five-year period which began in February 1995 and the remaining options vest over three and five-year periods.

          AMENDMENTS TO SECTION 201 AND SECTION 601 OF REGULATION S-K
                      EQUITY COMPENSATION PLAN INFORMATION

                                                     (A)                      (B)                       (C)
                                                     ---                      ---                       ---
                                                                                               NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                            NUMBER OF SECURITIES                               FUTURE ISSUANCE UNDER
                                              TO BE ISSUED UPON         WEIGHTED-AVERAGE        EQUITY COMPENSATION
                                           EXERCISE OF OUTSTANDING     EXERCISE PRICE OF         PLANS (EXCLUDING
                                              OPTIONS, WARRANTS       OUTSTANDING OPTIONS,    SECURITIES REFLECTED IN
             PLAN CATEGORY                       AND RIGHTS           WARRANTS AND RIGHTS           COLUMN (A))
             -------------                 -----------------------    --------------------    -----------------------
Equity compensation plans approved by
  security holders
--Employee Stock Option Plan 1993......             562,000                   6.43                         0
--Employee Stock Option Plan 2000......             326,993                   2.20                    15,507
--Director Stock Option Plan 1994......              31,500                   8.62                         0
--Director Stock Option Plan 1997......             105,000                   8.46                         0
--Director Stock Option Plan 2000......             105,000                   3.22                    52,500
Equity compensation plans not approved
  by security holders..................                   *                      *                         *
                                                  ---------                                           ------
       Total...........................           1,130,493                                           68,007

---------------
* Does not apply.

                         REPORT OF THE AUDIT COMMITTEE

     The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public accountants of the Company, discuss and review the scope and fees of the prospective annual audit and review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company and review management's procedures and policies relative to the adequacy of the Company's internal accounting controls. Messrs. Chen, Rick and Soave are members of the Audit Committee, of which Mr. Sove is the Chairman. Each member of the Audit Committee is independent as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as an appendix hereto.

     The Audit Committee has reviewed and discussed the audited financial statements with management, and discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as modified. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as modified, and has discussed with the independent accountants the independent accountants' independence. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. Our revised Audit Committee Charter is attached as Exhibit A.

THIS REPORT IS SUBMITTED BY THE MEMBERS OF THE COMMITTEE.

                                          Franklin D. Sove (Chairman)
                                          Thomas W. Rick
                                          John P. Chen

STOCK PRICE PERFORMANCE GRAPH

     The following performance graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from May 1, 1997 through April 30, 2002 with the cumulative total return on (i) a group consisting of the Company's peer corporations on a line-of-business basis (the "Peer Group") and (ii) the NASDAQ Composite Index (Total Return). The comparison assumes $100 was invested on May 1, 1997 in the Company's Common Stock, the Peer Group (allocated equally among each of the Peer Group members) and the NASDAQ Composite Index and assumes reinvestment of dividends, if any. The Peer Group consists of Benchmark Electronics, Inc., DII Group, Inc.(formerly known as Dovatron International, Inc.), IEC Electronics Corp., Plexus Corp., SCI Systems, Inc. and Solectron Corp.

     Comparison of Five year cumulative Total among SigmaTron International, Inc., the Peer Group and the Nasdaq Composite Index (Total Return)

                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------
                                                   BASE
                                                  PERIOD
               COMPANY NAME/INDEX                 APR 97    APR 98    APR 99    APR 00    APR 01    APR 02
------------------------------------------------------------------------------------------------------------
  SIGMATRON INTERNATIONAL INC                       100      52.61     23.88     26.03      5.85     20.36
------------------------------------------------------------------------------------------------------------
  NASDAQ INDEX                                      100     149.48    205.01    310.70    169.77    116.65
------------------------------------------------------------------------------------------------------------
  PEER GROUP                                        100     148.04    254.64    540.54    292.69    101.92
------------------------------------------------------------------------------------------------------------

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     The Company's executive compensation policy is to provide compensation and benefit programs to enable it to attract and retain talented executives. Total compensation includes base salary, annual cash bonuses, long-term incentives and employee benefits. Guiding principals include offering competitive base salary and employee benefit packages compared to the Company's peer group; annual cash bonuses based on overall Company performance and individual contributions to financial results and strategic planning; and long-term stock based incentives, thereby assuring that management's interests are closely aligned with those of shareholders. The Company seeks to reward outstanding executive performance contributing to superior operating results and enhanced shareholder value.

     The Board of Directors administers the Company's executive compensation policy through its Compensation Committee, including approval of salaries, increases in salaries and bonuses for the Company's senior executive officers.

     Stock options may be granted to key employees of the Company as determined by the Compensation Committee pursuant to the Company's 1933 and 2000 Stock Option Plan.

REPORT OF 2002 COMPENSATION OF EXECUTIVE OFFICERS

     The President and Chief Executive Officer recommended to the Compensation Committee the base salaries and bonuses to be paid to the executive officers. The Compensation Committee approved the base salaries and bonuses and recommended adoption of the same by the entire Board of Directors. The entire Board of Directors subsequently adopted the recommendation. During the course of the year, the Committee granted additional stock options to executive officers under the Company's 1993 and 2000 Stock Option Plan. The Committee is of the opinion that stock options continue to provide substantial incentive to increase shareholder value and expects to grant additional options in the near future.

REPORT OF 2002 COMPENSATION CHIEF EXECUTIVE OFFICER AND PRESIDENT

     The Compensation for the Company's President and Chief Executive Officer is set within the philosophy and policy identified above for all executive officers. In setting the salary for fiscal 2003 and determining the bonus for fiscal 2002 of the President and Chief Executive Officer of the Company, the Compensation Committee considered many factors, and paid particular attention to the Company's most recent financial results.

THIS REPORT IS SUBMITTED BY THE MEMBERS OF THE COMMITTEE.

                                          Thomas W. Rieck
                                          Dilip Vyas
                                          John P. Chen

     Deductibility of Certain Executive Compensation. Section 162(m), added to the federal Internal Revenue Code by the Omnibus Budget Reconciliation Act of 1993 (the "Act"), denies publicly held corporations a deduction for compensation in excess of $1 million per year paid or accrued with respect to certain executives in taxable years beginning on or after January 1, 1994, except to the extent that such compensation qualifies for an exemption from that limitation.

     The deduction limitation has no effect on the Company's ability to deduct payments made (or deemed made for tax purposes) in fiscal 2002 to the named executive officers listed in the summary compensation table. The limitation, however, could affect the ability of the Company and its subsidiaries to deduct compensation paid to such officers in fiscal 2003 and subsequent years. The Company intends to take appropriate action to comply with the Act so that deductions will be available to it for all compensation paid to its executive officers to the extent practicable in fiscal 2003.

                              CERTAIN TRANSACTIONS

     The Company has transactions with (CSI), a former shareholder of the Company. CSI sold its investment in common stock of the Company in April 2001. These transactions primarily involved the purchase of raw materials and the leasing of operating space. Purchases of raw materials were approximately $0, $3,598,000 and $6,660,000 for the years ended April 30, 2002, 2001 and 2000 respectively. The Company leases space in Elk Grove Village, Illinois, at a base rental of $33,800 per month, with an additional $7,000 per month for property taxes. The lease requires the Company to pay maintenance and utility expenses. In July 2000, the Company exercised its renewal option for an additional five-year period through February 2006. Rent and property tax expense totaled approximately $493,000, $515,000 and $495,000 for the years ended April 30, 2002, 2001 and 2000, respectively.

     The Company has a 42.5% ownership interest in SMT Unlimited LP (SMTU) a California Limited Partnership (SMTU), which was formed on September 15, 1994, as a joint venture to provide surface mount technology assembly services primarily to electronic original equipment manufacturers. The Company owns 50% of the outstanding stock of SMT Unlimited, Inc. (SMT, Inc.), which is the general partner of SMTU. One of the limited partners of SMTU is also an equal shareholder of SMT, Inc., along with the Company. The Company holds subordinated debentures totaling $1,050,000 from SMTU. Payments of principal and interest on the debentures is subordinated to prior payment in full of SMTU's revolving line of credit. At April 30, 2002, debentures totaling $650,000 bear interest at 8% per annum, and debentures totaling $400,000 bear interest at 12%, per annum. During fiscal 2001, the Company extended the repayment date of the debentures from May 1, 2001 to August 1, 2003. The principal and interest under the debentures are to be repaid on August 1, 2003. The Company also has guaranteed lease obligations of approximately $656,000 for SMTU. The Company also has been indemnified by one of the other limited partners in the amount of $328,000 for the guaranteed lease obligations. SMTU currently incurs a $24,000 monthly administrative fee for administrative services provided by the Company.

     In August 1999, the Company entered into a guaranty agreement with SMTU's lender to guaranty the obligation of SMTU under its revolving line of credit to a maximum of $2,000,000 plus interest and related costs associated with the enforcement of the guaranty. In connection with the guaranty agreement, one of the limited partners of SMTU and a Vice President of SMTU have each executed a guaranty to the lender to reimburse the Company for up to $500,000 of payments made by the Company under its guaranty to the lender in excess of $1,000,000. In addition, the limited partner has agreed to indemnify the Company for 50% of all payments made on behalf of SMTU to the lender. The limited partner's obligation to the Company under the indemnity is reduced dollar for dollar to the extent the limited partner would otherwise be obligated to pay more than $1,000,000 as a result of his guaranty to the lender.

     The Company's investment and advances to and receivables from SMTU totaled approximately $4,680,000 at April 30, 2002, and no liability has been recorded by the Company related to its guaranty of SMTU's credit agreement.

     At April 30, 2002 and 2001, the Company had non-interest-bearing receivables of approximately $183,000 and $190,000, respectively, for advances to a company, NCT Electronics, Inc. in which Gary R. Fairhead, the President and CEO of the Company, is an investor. The balance has been recorded as other assets at April 30, 2002 and 2001. This outstanding receivable has been guaranteed by Gary R. Fairhead.

     During 1996, the Company invested $1,200 in exchange for a 12% limited partnership interest in Lighting Components, L.P. (LC) and invested $1,300 in Lighting Components, Inc., which is the general partner of LC, in exchange for 13% of its capital stock. At April 30, 1998, the Company had also made advances to LC in exchange for subordinated debentures and promissory notes totaling $280,000. The subordinated debentures and promissory notes totaling $280,000 were fully reserved at April 30, 1998.

     In addition to the subordinated debentures and promissory notes, at April 30, 2000, the Company had recorded miscellaneous receivables, interest and trade receivables from LC of $1,560,000, against which a reserve of $789,000 was recorded. The Company wrote off its investment in LC of $2,500 in the statement of operations for the year ended April 30, 2001. In April 2001, LC sold certain assets to a third party. In connection with the asset sale, the Company received a $400,000 promissory note receivable from a third party. Payments are due on the promissory note as follows: $125,000 plus accrued interest due January 1, 2002, $125,000 plus accrued interest due January 1, 2003, and $150,000 plus accrued interest due January 1, 2004. The payment obligation for $125,000 plus accrued interest due January 1, 2002 was paid in December 2001. Interest on the promissory note will accrue at 5% per annum. The third party also agreed to pay LC royalties on certain sales derived from the purchase of the acquired assets as defined in the agreement. LC or its successor is entitled to receive royalty payments through April 30, 2007. Per the terms of a separate agreement, the Company will receive most of the royalty payments. These royalty payments, if any, will be recorded by the Company as received.

                II. PROPOSAL TO RATIFY SELECTION OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors will recommend at the Meeting that the stockholders ratify the appointment of the firm of Grant Thornton LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Grant Thornton LLP was recommended by the Audit Committee. The decision to dismiss Ernst & Young LLP and engage Grant Thornton LLP was approved by the Board of Directors effective October 31, 2001. Ernst & Young LLP did not attend the 2001 Annual Meeting and Grant Thornton LLP did attend.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE SELECTION OF GRANT THORNTON, LLP.

     In connection with the audits for the years ended April 30, 2002 and 2001, the Company has had no disagreements with Grant Thornton LLP or Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP and Ernst & Young LLP would have caused it to make reference thereto in its report on the consolidated financial statements for 2002 and 2001.

                       FISCAL 2002 AUDIT FIRM FEE SUMMARY

     During fiscal 2002, the Company retained its principal auditor, Grant Thornton LLP, and its former auditor, Ernst & Young LLP, to provide services in the following categories and amounts:

AUDIT FEES

     Grant Thornton LLP billed an aggregate of $33,500 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements of the Company's quarterly reports on Form 10-Q for the quarters ended October 2001 and January 2002. Ernst and Young LLP billed an aggregate of $58,350 in fees for professional services rendered in conjunction with the audit of the Company's financial statements for the prior fiscal year and the review of financial statements of the Company's quarterly report on Form 10-Q for the quarter ended July 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Grant Thornton LLP or its former auditor Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the Company's 2002 fiscal year.

ALL OTHER FEES

     Ernst & Young LLP billed an aggregate of $101,900 in fees for other services for the fiscal year ended April 30, 2002. Grant Thornton LLP billed an aggregate of $20,625 in fees for other services for the fiscal year ended April 30, 2002. In addition, the Audit Committee has considered the compatibility of the non-audit services provided by the auditors' with the auditors' independence for the fiscal year ended April 30, 2002 and determined that those services were compatible with the maintenance of the independence of the auditors.

                                 MISCELLANEOUS

     The Company's 2002 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

COST OF SOLICITATION

     All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company by telephone or telecopy. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

PROPOSALS OF STOCKHOLDERS

     In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 18, 2003 in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 2003 Annual Meeting.

     Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company's by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company's consent solicitation or proxy statement released to stockholders in connection with the previous year's election of directors or meeting of stockholders; provided, that if no annual meeting of stockholders or election by consent was held in the previous year, or if the date of the annual meeting has been changed from the previous year's meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

     The Company currently anticipates the 2003 Annual Meeting of stockholders will be held September 19, 2003.

     The by-laws also provide that nominations for director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who send a proper notice which is received by the Secretary no less than 60 or more than 90 days prior to the meeting; provided, however, that if the Company has not publicly disclosed the date of the meeting at least 70 days prior to the meeting date, notice may be timely made by a stockholder if received by the Secretary no later than the close of business on the 10th day following the day on which the Company publicly disclosed the meeting date.

                                          By order of the Board of Directors

                                          Linda K. Blake
                                          Secretary
Dated: August 16, 2002

                                                                       EXHIBIT A

                                 CHARTER OF THE
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         SIGMATRON INTERNATIONAL, INC.

I. FUNCTIONS

     The functions of the Audit Committee shall include: (1) to review the scope of the audit; (2) to review with the independent accountants the corporate accounting practices and policies and recommend to whom reports should be submitted within the Company; (3) to review with the independent accountants their final report; (4) to review with the internal and independent accountants overall accounting and financial controls; and (5) to be available to the independent accountants during the year for consultation purposes.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be Independent Directors. An Independent Director is a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, or any other person deemed by NASD Manual and Notices to Members, Rule 4200(a)(14), not to be independent. Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the previous sentence, one director who is not independent as defined herein and is not a current employee or an immediate family member of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve in such capacity until the next annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full committee membership.

III. MEETINGS

     The Committee shall meet at least one time annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with the chief financial officer and the independent accountants to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet in person or by telephone conference call with the independent accountants and management quarterly to review the Company's financials consistent with IV.3 below.

IV. RESPONSIBILITIES

     To fulfill its responsibilities the Audit Committee shall:

Documents/Reports Review

     1.  Review this Charter annually and update it as conditions dictate.

     2. Review the Company's annual financial reports or other financial information submitted to the SEC, or the public, including any certification, report, opinion or review rendered by the independent accountants, and the independent accountants' judgment as to the quality of the Company's accounting principles.

     3. Review with the chief financial officer or his/her delegate and, if the Committee believes it to be advisable, the independent accountants, the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     4. Issue a report to the Board disclosing whether (1) the Committee has reviewed and discussed the audited financial statements with management; (2) the Committee has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented; (3) the Committee has received the written disclosures and the letter from the independent accountants required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the accountants the accountants' independence; and (4) whether, based on the review and discussions referred to in (1) -- (3) above, the Committee recommended to the Board that the financial statements be included in the Annual Report on Form 10-K or 10-KSB for the last fiscal year for filing with the SEC. These disclosures shall appear over the printed names of each member of the Committee, and shall be included in the Company's proxy statement, if said proxy statement relates to an annual meeting of shareholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting). The disclosures shall be made at least once a year.

Independent Accountants

     5. Select, evaluate, and where appropriate, replace the outside accountant, and, if appropriate, nominate the outside accountant to be proposed for shareholder approval in any proxy statement. The Board and the Committee has the ultimate authority and responsibility with respect to these matters. The independent accountants are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

     6. After conferring with management, recommend to the Board of Directors the selection of the independent accountants, considering their independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should discuss with the accountants all significant relationships or services the accountants have that may impact the objectivity and independence of the accountants to determine the accountants' independence, taking into consideration the written statement that shall be obtained from the accountants setting forth the relationships between the independent accountants and the Company consistent with ISB Standard No. 1.

     7. Review the performance of the independent accountants and after consultation with management recommend discharge of the independent accountants when circumstances warrant.

     8. Receive copies of the annual comments from the independent accountants on accounting practices and policies and systems of control of the Company, and review with them any questions, comments or suggestions they may have relating thereto.

     9. Take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

Financial Reporting Processes

     10. Review with management and the independent accountants not less than annually the internal controls and accounting and audit activities of the Company.

     11. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.

     12. Review with management and the independent accountants accounting policies which may be viewed as critical, and review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports. Review with management accounting estimates in the event (i) an estimate requires the Company to make assumptions about matters that are highly uncertain at the time the accounting estimate is made, and (ii) different estimates that the Company reasonably could have used in the current period, or changes in the accounting estimates that are reasonably likely to occur from period to period, would have a material impact on the presentation of the Company's financial condition, changes in financial condition or results of operations.

     13. Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls, accounting practices, and internal audit procedures of the Company, taking into account current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate by the Committee. The Committee shall have the authority to retain outside advisors to assist it in the conduct of any investigation, examination or review.

     14. Review with management and the independent accountants: (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (b) any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements.

Process Improvement

     15. Establish a regular system of reporting to the Committee and internally within the Company by management, the independent accountants and the internal accounting department.

     16. Review the scope of the audit to be performed, and the audit procedures to be used, by the independent accountants, as a part of the annual audit process.

     17. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     18. Review, at least annually, the then current and future programs of the internal accounting department, including the procedure for assuring implementation of accepted recommendations made by the independent accountants, and review the implementation of any accepted recommendations.

Other Activities

     19. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.


                                                   PLEASE DATE, SIGN AND MAIL YOUR
                                                PROXY CARD BACK AS SOON AS POSSIBLE!

                                                   ANNUAL MEETING OF STOCKHOLDERS
                                                    SIGMATRON INTERNATIONAL, INC.

                                                         SEPTEMBER 20, 2002

                                           Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------

      PLEASE MARK YOUR
A [X] VOTES AS IN THIS
      EXAMPLE.





          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.


                       WITHHELD                                                                     FOR    AGAINST    ABSTAIN
                FOR    AUTHORITY    NOMINEES:            2. PROPOSAL TO RATIFY THE SELECTION OF     [ ]      [ ]        [ ]
1. Election of  [ ]       [ ]      Gary R. Fairhead         GRANT THORNTON LLP AS INDEPENDENT
   Directors                       Franklin D. Sove         AUDITORS
                                   Dilip S. Vyas

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING             3. IN THEIR DISCRETION, ON SUCH            [ ]      [ ]        [ ]
NOMINEE(S):                                                 OTHER MATTERS AS MAY PROPERLY
                                                            COME BEFORE THE MEETING
--------------------------------------------                (which the Board of Directors
                                                            does not know of prior to
                                                            August 16, 2002)


                                                         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
                                                         HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                                                         WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS, AND FOR THE
                                                         RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT
                                                         AUDITORS, AND WILL CONFER THE AUTHORITY IN PARAGRAPH 3.

                                                         RECEIPT IS HEREBY ACKNOWLEDGED OF THE NOTICE OF THE MEETING AND PROXY
                                                         STATEMENT DATED AUGUST 16, 2002 AS WELL AS A COPY OF THE 2002 ANNUAL
                                                         REPORT TO STOCKHOLDERS.

                                                         PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE(S)______________________________DATE ______________SIGNATURES(S)______________________________ DATE _________________

NOTE: When signing as attorney, executor, administrator, trustee or guardian, please give title. Each joint owner is requested to sign. If a corporation or partnership, please sign by an authorized officer or partner. Please sign in the same manner as your certificate(s) is (are) registered. Please complete, date, sign and return this proxy in the envelope provided.


--------------------------------------------------------------------------------
                          SIGMATRON INTERNATIONAL, INC
                 2201 LANDMEIER ROAD ELK GROVE VILLAGE, IL 60007
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Fairhead, Linda K. Blake and Henry J. Underwood, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the 2002 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC. (the "Company") to be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Friday, September 20, 2002 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows.

             (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE.)


                                                              -----------
                                                              SEE REVERSE
                                                                  SIDE
                                                              -----------

--------------------------------------------------------------------------------